Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2321

All Cap Core Strategy 2023-4

Large Cap Core Strategy 2023-4

INVESCO UNIT TRUSTS, SERIES 2315

The Dow Jones Total Market Portfolio, Enhanced Index Strategy

(each of All Cap Core Strategy 2023-4, Large Cap Core Strategy 2023-4, and The Dow Jones Total Market Portfolio, Enhanced Index Strategy 2023-4, a “Portfolio”)

Supplement to the Prospectuses

Effective November 1, 2023, Bunge, Ltd. (ticker: BG) has changed its name to Bunge Global SA. As a result, effective immediately, all references to Bunge, Ltd. in each Portfolio’s prospectus are replaced with Bunge Global SA.

Supplement Dated: November 1, 2023